SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 5, 1997





                               FARAH INCORPORATED
             (Exact name of registrant as specified in its charter)





        Texas                       1-5400              74-1061146
(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)


        8889 Gateway West
          El Paso, Texas                               79925
(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (915) 593-4444

Item 5.   Other Events


         Attached is the Press Release disseminated by the Company on January 14, 1997.

Item 7.  Exhibits

Exhibit

  99.1   Press Release dated January 14, 1997.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FARAH INCORPORATED



Date:    January 21, 1997           By: /s/ Russell G. Gibson
                                        Russell G. Gibson
                                        Principal Financial Officer